================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 11, 2002
                                                         (October 4, 2002)
                                                         -----------------





                                ACTIVISION, INC.
------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-12699                    95-4803544
-------------------------------------------------------------------------------
State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

         3100 Ocean Park Blvd., Santa Monica, CA                 90405
-------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)


         Registrant's telephone number, including area code (310) 255-2000
                                                            -------------------

-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



===============================================================================

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) Exhibits.

             99.1  Press Release of Activision, Inc., dated October 4, 2002.

             99.2  Press Release of Activision, Inc., dated October 11, 2002.

Item 9.  Regulation FD Disclosure.

     On October 4, 2002, Activision, Inc. issued a press release announcing a buyback program under which the company can repurchase up to $150 million of its common stock, which press release is attached hereto as Exhibit 99.1.

     On October 11, 2002, Activision, Inc. issued a press release announcing its acquisition of Luxoflux Corporation, a Santa Monica-based software developer, which press release is attached hereto as Exhibit 99.2.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2002


                                          ACTIVISION, INC.


                                          By:  /s/  Ronald Doornink
                                             --------------------------
                                             Name:  Ronald Doornink
                                             Title: President

                                       2